Exhibit 10.72

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (the “Amendment”) is made by and between Charles K. Crovitz (“Executive”) and The Children’s Place Retail Stores, Inc., a Delaware corporation (“Employer”).  All terms used but not defined herein shall have the meaning ascribed to them in the Agreement (as defined below).

WHEREAS, Employer and Executive are parties to an Employment Agreement, dated as of September 26, 2007, and amended as of December 31, 2008 (the “Agreement”);

WHEREAS, absent further action by the parties the Employment Period was scheduled to end on February 2, 2009;

WHEREAS, the parties have decided to extend the Employment Period; and

WHEREAS, the parties desire to memorialize the terms and conditions of Executive’s employment that will apply during the extended Employment Period in this Amendment

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

1.             Section 2.01 of the Agreement is hereby amended to read as follows:

The term of Executive’s employment under this Agreement (the “Employment Period”) commenced on September 26, 2007 (the “Commencement Date”) and shall continue until the earlier of (i) August 31, 2009 (which date may be extended until November 30, 2009, by written notice to Executive on or before July 31, 2009, of action taken by the Compensation Committee of the Employer’s Board of Directors ( hereafter from time to time, the “Board” or “Board of Directors”), and (ii) such other time as a permanent Chief Executive Officer of the Employer (the “New CEO”) has been appointed by the Board of Directors and commenced employment with the Employer (“Full Employment Term”), unless sooner terminated in accordance with the provisions of Section 5.

2.             Section 4.04.a. of the Agreement is hereby amended by deleting the last sentence thereof and replacing such deleted sentence with the following:

Executive shall receive on February 5, 2009, (i) an additional grant of 41,551 Restricted Shares (such number of Restricted Shares having an aggregate Fair Market Value equal to $750,000 on February 2, 2009), subject to the terms of the Restricted Stock Award Agreement attached hereto as Annex B, and (ii) an additional grant of 13,850 Restricted Shares (such number of Restricted Shares having an aggregate Fair Market Value equal to $250,000 on February 2, 2009), subject to the terms of the Restricted Stock Award Agreement attached hereto as Annex C.  The Employer shall cooperate with Executive in connection with any “Change in Control” (as such term is defined in the 2005 Equity Plan), so that he has the opportunity, with respect to all shares covered by the grants set forth in this Section 4.04.a., to take whatever actions are necessary on a timely basis to receive the same consideration as other stockholders receive with respect to their shares in the Change in Control transaction.

3.             Section 4.07.b. of the Agreement is hereby amended to provide that from June 1, 2009, through the remainder of the Employment Period and the Consulting Period, the Employer shall reimburse Executive for round-trip airfare for two to Executive’s permanent residence located in Massachusetts, on one occasion during each calendar week.

4.             Section 5.03.(ii) of the Agreement is hereby deleted in its entirety and replaced with the following provision:

The diminution, without Executive’s written consent, of Executive’s position, title, authority, duties or responsibilities as indicated in the Employment Agreement, or the formal or tacit appointment of any other person, whether or not an employee of the Employer, without Executive’s written consent, to perform or share any material part of such duties, or to exercise any of such responsibilities, including without limitation, the failure of Executive to hold exclusively such titles or positions, or to have any part of such authorities, duties and responsibilities as are set forth in Sections 3.01 and 3.02 hereof; provided, however, that another executive may be authorized by the Board to carry out such duties and responsibilities if Executive by reason of temporary disability is unable to perform such duties or responsibilities.

5.             Section 6.01 of the Agreement is hereby deleted in its entirety and replaced with the following provision:

Compensation Upon Termination Without Cause, for Good Reason, or upon Expiration of the Employment Period.  In addition to Executive’s rights under Sections 6.04, 6.05 and 6.06, if (A) Executive’s employment hereunder is terminated by the Employer pursuant to Section 5.01 without Cause, (B) Executive terminates his employment with Employer pursuant to Section 5.03 for Good Reason, or (C) Executive’s employment is terminated in connection with, upon or following the expiration of the Employment Period, Executive shall be entitled to (i) the continuation of his Base Salary, payable in accordance with the Employer’s normal payroll practices for executives, for the remainder of the Employment Period, if any, (ii) payment of any Performance Bonus that has been earned but not yet paid for a completed fiscal year of the Employer ended prior to the date of termination, and (iii) payment of a Performance Bonus for the fiscal year of the Employer in which Executive’s termination date occurs in an amount equal to a pro-rated part of his target bonus of $1 million for the year of termination, such pro-ration to be based on the number of days from the beginning of such fiscal year until Executive’s date of termination, over 365 days.  Payment shall be made with respect to such each such Performance Bonus on the date such Performance Bonus would otherwise have been payable to Executive under Employer’s Annual Management Incentive Bonus Plan, as if Executive’s employment had continued through such date, but in no event later than two and one half  months after the end of the fiscal year of the Employer to which such bonus relates.  Payment to Executive of the compensation provided by this Section 6.01 is subject to execution by Executive of a general release in the form attached hereto as Exhibit B.  Notwithstanding any provision set forth in this Section 6.01 to the contrary, (x) if Executive becomes entitled to continuation of his Base Salary as provided herein, the commencement of such payments shall occur immediately following the effective date of the release of claims referred to above; and (y) Executive shall execute such release of claims within 21 days following his termination of employment (or such longer period if and to the extent required under applicable law).

6.             Paragraph B.(1) of Exhibit A to the Agreement is hereby amended to replace the reference in the first sentence thereof to the Employer’s 2008 fiscal year with references to each of the Employer’s 2008 and 2009 fiscal years.

7.             This Amendment may be executed, including execution by facsimile, in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

Except as otherwise specifically set forth herein, all terms and provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Employment Agreement on this day of February, 2009, to be effective as of February 2, 2009.

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan J. Riley
Susan J. Riley
Executive Vice President

Charles K. Crovitz
Charles K. Crovitz

Annex B

RESTRICTED STOCK AWARD AGREEMENT

RESTRICTED STOCK AWARD AGREEMENT

THE CHILDREN’S PLACE RETAIL STORES, INC.

This Restricted Stock Award Agreement (the “Agreement”), is entered into on this         day of February 2009 (the “Award Date”) between The Children’s Place Retail Stores, Inc., a Delaware corporation (the “Company”) and Charles Crovitz (the “Awardee”).

WHEREAS, the Company desires to provide Awardee an incentive to participate in the success and growth of the Company through the opportunity to earn a proprietary interest in the Company; and

WHEREAS, to give effect to the foregoing intentions, the Company desires to grant Awardee an award of Restricted Shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”) pursuant to the Amended and Restated 2005 Equity Incentive Plan of The Children’s Place Retail Stores, Inc. (the “Plan”);

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto agree as follows:

1.             Award.  The Company hereby awards Awardee a right to receive 41,551 shares of Common Stock pursuant to this Restricted Stock Award, subject to the terms and conditions set forth herein.  Performance of service for the Company prior to vesting of the Restricted Shares hereunder shall serve as consideration for the issuance of the Restricted Shares, and no purchase price need be paid.  Subject to the provisions of Section 2 and Section 3 hereof, upon the issuance to Awardee of Restricted Shares hereunder on the Award Date, Awardee shall have all the rights of a shareholder of Common Stock with respect to such shares, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto; provided, however, that such dividends and other distributions shall be retained by the Company for Awardee’s account and for delivery to Awardee, together with the stock certificate or certificates representing such Restricted Shares, as and when said restrictions and conditions shall have been satisfied, expired or lapsed.  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings as set forth in the Plan.

2.             Restrictions on Sale or Other Transfer.  Each share of stock awarded to Awardee pursuant to this Agreement shall be subject to acquisition by the Company and may not be sold or otherwise transferred except pursuant to the following provisions:

(a)           The shares shall be held in book entry form with the Company’s transfer agent until the restrictions set forth herein lapse in accordance with the provisions of Section 3 or until the shares are forfeited pursuant to paragraph (c) of this Section 2.  A stock certificate or certificates representing the Restricted Shares shall be issued to the Awardee and registered in Awardee’s name promptly following the execution of this

Agreement but shall be retained by the Company for Awardee’s account, and shall be delivered to Awardee upon vesting of the Restricted Shares in accordance with Section 3.

(b)           No Restricted Shares may be sold, transferred or otherwise alienated or hypothecated until such shares have become vested and the earliest sale date provided under Section 3(c) hereof has occurred.

(c)           Upon the later of (i) Awardee’s termination of employment with the Company and its subsidiaries and (ii) termination of his service as a member of the Company’s Board of Directors for any reason other than those which result in a lapse of restrictions pursuant to Section 3, then any such shares as to which the restrictions have not yet lapsed pursuant to Section 3 shall be forfeited by Awardee and acquired by the Company at no cost to the Company on the date of such termination, and Awardee shall forthwith surrender and deliver to the Company any legended certificates evidencing such shares.

3.               Vesting and Lapse of Restrictions.

(a)           The restrictions set forth in Section 2 hereof shall lapse (and the shares covered by such restrictions shall thereupon become vested and free of such restrictions) as to one thirty-sixth (1/36th) of the Restricted Shares covered by this Agreement upon the last day of each calendar month, commencing with February 2009, during which Awardee was either (i) employed by the Company for at least 15 days or (ii) unless Awardee’s employment has been terminated by the Company for Cause (as defined in the employment agreement entered between Awardee and the Company (the “Employment Agreement”)), providing post-employment service as a director of the Company.

(b)           Notwithstanding the forgoing, unless such shares have previously been forfeited pursuant to Section 2(c) hereof, the restrictions set forth in Section 2 hereof shall lapse as to all unvested Restricted Shares covered by this Agreement (and the shares covered by such restrictions shall thereupon become vested and free of such restrictions) upon the first to occur of (i) Awardee’s retirement from the Company and all Subsidiaries on or after his 65th birthday; (ii) the Disability or death of Awardee; (iii) a Change in Control while Awardee is in the employ or service of the Company; (iv) if Awardee is not nominated for election as a member of the Company’s Board of Directors, or if nominated, is not elected, or (v) the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

(c)           Notwithstanding any provision contained herein to the contrary, no Restricted Shares which have become vested pursuant to this Agreement may be sold until the earliest to occur of (i) January 31, 2010, (ii) one year after Awardee’s termination of employment for any reason, and (iii) the date on which all Restricted Shares covered by this Agreement have become fully vested for any reason.

4.             Adjustment of Shares.  Notwithstanding anything contained herein to the contrary, in the event of any change in Common Stock resulting from a corporate transaction including, but not limited to, a subdivision or consolidation, reorganization, recapitalization, merger, share split, reverse share split, share distribution, combination of shares or the payment of a share dividend, the Restricted Shares shall be treated in the same manner in any such transaction as other Common Stock.

5.             Government Regulations.  Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver certificates evidencing the Restricted Shares shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or national securities exchanges as may be required are timely satisfied or obtained, as applicable.

6.             Withholding Taxes.  The Company shall withhold from amounts payable to Awardee, as compensation or otherwise, an amount sufficient to satisfy all federal, state and local withholding tax requirements with respect to the issuance or vesting of the Restricted Shares; provided such amount shall be satisfied by withholding the number of shares equal to the taxes required to be withheld, divided by the Fair Market Value of the Company’s Common Stock on the vesting date.

7.             Awardee Representations.  Awardee has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement.  Awardee is relying solely on such advisors, and not on any statements or representations of the Company or any of its agents, if any, made to Awardee.  Awardee understands that Awardee (and not the Company) shall be responsible for Awardee’s own liability arising as a result of the transactions contemplated by this Agreement.

8.             Employment.  Neither this Agreement nor any action taken hereunder shall be construed as giving Awardee any right of continuing employment by the Company.

9.             Notices.  Notices or communications to be made hereunder shall be in writing any shall be delivered in person, by registered mail, by confirmed facsimile or by a reputable overnight courier service to the Company at its principal office or to Awardee at his address contained in the records of the Company.

10.           Governing Law.  This Agreement shall be construed under the laws of the State of Delaware, without regard to conflicts of laws principles.

11.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.  Notwithstanding the foregoing, this Agreement and the Award made hereby shall be subject to the terms of the Plan.  In the event of a conflict between this Agreement and the terms of the Plan, the Plan shall control.

12.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives.  This Agreement is personal to Awardee and may not be assigned by Awardee without the prior consent of the Company.  Any attempted assignment in violation of this Section shall be null and void.

13.           Amendment.  This Agreement may be amended or modified only by a written instrument executed by both the Company and Awardee.

14.           Entire Agreement.  This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements or understandings between the parties hereto, whether written or oral, with respect to the subject matter hereto.  To the extent that there is any conflict between the terms and provisions of this Agreement and any other agreement between Awardee and the Company, the terms and provisions of this Agreement will control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officer to execute this Agreement as of the date first written above.

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:
Susan J. Riley
Executive Vice President

Charles K. Crovitz

Annex C

RESTRICTED STOCK AWARD AGREEMENT

RESTRICTED STOCK AWARD AGREEMENT

THE CHILDREN’S PLACE RETAIL STORES, INC.

This Restricted Stock Award Agreement (the “Agreement”), is entered into on this          day of February, 2009 (the “Award Date”), is entered into between The Children’s Place Retail Stores, Inc., a Delaware corporation (the “Company”), and Charles Crovitz (the “Awardee”).

WHEREAS, the Company desires to provide Awardee an incentive to participate in the success and growth of the Company through the opportunity to earn a proprietary interest in the Company; and

WHEREAS, to give effect to the foregoing intentions, the Company desires to grant Awardee an award of Restricted Shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”) pursuant to the Amended and Restated 2005 Equity Incentive Plan of The Children’s Place Retail Stores, Inc. (the “Plan”);

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto agree as follows:

1.             Award.  The Company hereby awards Awardee a right to receive 13, 850 shares of Common Stock pursuant to this Restricted Stock Award, subject to the terms and conditions set forth herein.  Performance of service for the Company prior to vesting of the Restricted Shares hereunder shall serve as consideration for the issuance of the Restricted Shares, and no purchase price need be paid.  Subject to the provisions of Section 2 and Section 3 hereof, upon the issuance to Awardee of Restricted Shares hereunder on the Award Date, Awardee shall have all the rights of a shareholder of Common Stock with respect to such shares, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto; provided, however, that such dividends and other distributions shall be retained by the Company for Awardee’s account and for delivery to Awardee, together with the stock certificate or certificates representing such Restricted Shares, as and when said restrictions and conditions shall have been satisfied, expired or lapsed.  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings as set forth in the Plan.

2.             Restrictions on Sale or Other Transfer.  Each share of stock awarded to Awardee pursuant to this Agreement shall be subject to acquisition by the Company and each share may not be sold or otherwise transferred except pursuant to the following provisions:

(a)           The shares shall be held in book entry form with the Company’s transfer agent until the restrictions set forth herein lapse in accordance with the provisions of Section 3 or until the shares are forfeited pursuant to paragraph (c) of this Section 2.  A stock certificate or certificates representing the Restricted Shares shall be issued to the Awardee and registered in Awardee’s name promptly following the execution of this

Agreement but shall be retained by the Company for Awardee’s account, and shall be delivered to Awardee upon vesting of the Restricted Shares in accordance with Section 3.

(b)           No Restricted Shares may be sold, transferred or otherwise alienated or hypothecated so long as such shares are subject to the restriction provided for in this Section 2 and the earliest sale date provided under Section 3(c) has occurred..

(c)           If (i) the Employment Period under the employment agreement entered between Awardee and the Company, as amended (the “Employment Agreement”), is not extended beyond August 31, 2009, as contemplated by Section 2.01 thereof, and as of August 31, 2009, the shares covered by this Agreement have not yet become vested pursuant to the provisions of Section 3(b) hereof, or if, upon the later of (A) Awardee’s termination of employment with the Company and its subsidiaries and (B) his termination of service as a member of the Company’s Board of Directors for any reason other than those which result in a lapse of restrictions pursuant to Section 3, then any such shares as to which the restrictions have not yet lapsed pursuant to Section 3, shall be forfeited by Awardee and acquired by the Company at no cost to the Company on the date of such termination or non-extension, as applicable, and Awardee shall forthwith surrender and deliver to the Company any legended certificates evidencing such shares.

3.             Vesting and Lapse of Restrictions.

(a)           Unless such shares have previously been forfeited by operation of Section 2(c) hereof, the restrictions set forth in Section 2 hereof shall lapse (and the shares covered by such restrictions shall thereupon become vested and free of such restrictions) (i) as to seven thirty-sixths (7/36th) of the Restricted Shares immediately as of September 1, 2009, and (ii) as to one thirty-sixth (1/36th) of the Restricted Shares upon the last day of each calendar month, commencing with September 2009, during which Awardee was either (i) employed by the Company for at least 15 days or (ii) unless Awardee’s employment has been terminated by the Company for Cause (as defined in the Employment Agreement), providing post-employment service as a director of the Company.

(b)           Notwithstanding the forgoing, unless such shares have previously been forfeited pursuant to Section 2(c) hereof, the restrictions set forth in Section 2 hereof shall lapse as to all unvested Restricted Shares covered by this Agreement (and the shares covered by such restrictions shall thereupon become vested and free of such restrictions) upon the first to occur of (i) Awardee’s retirement from the Company and all Subsidiaries on or after his 65th birthday; (ii) the Disability or death of Awardee; (iii) a Change in Control while Awardee is in the employ or service of the Company; (iv) if Awardee is not nominated for election as a member of the Company’s Board of Directors, or if nominated, is not elected, or (v) the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

(c)           Notwithstanding any provision contained herein to the contrary, no Restricted Shares which have become vested pursuant to this Agreement may be sold until the earliest to occur of (i) January 31, 2010, (ii) one year after Awardee’s termination of employment for any reason, and (iii) the date on which all Restricted Shares covered by this Agreement have become fully vested for any reason.

4.             Adjustment of Shares.  Notwithstanding anything contained herein to the contrary, in the event of any change in Common Stock resulting from a corporate transaction including, but not limited to, a subdivision or consolidation, reorganization, recapitalization, merger, share split, reverse share split, share distribution, combination of shares or the payment of a share dividend, the Restricted Shares shall be treated in the same manner in any such transaction as other Common Stock.

5.             Government Regulations.  Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver certificates evidencing the Restricted Shares shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or national securities exchanges as may be required are timely satisfied or obtained, as applicable.

6.             Withholding Taxes.  The Company shall withhold from amounts payable to Awardee, as compensation or otherwise, an amount sufficient to satisfy all federal, state and local withholding tax requirements with respect to the issuance or vesting of the Restricted Shares; provided such amount shall be satisfied by withholding the number of shares equal to the taxes required to be withheld, divided by the Fair Market Value of the Company’s Common Stock on the vesting date.

7.             Awardee Representations.  Awardee has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement.  Awardee is relying solely on such advisors, and not on any statements or representations of the Company or any of its agents, if any, made to Awardee.  Awardee understands that Awardee (and not the Company) shall be responsible for Awardee’s own liability arising as a result of the transactions contemplated by this Agreement.

8.             Employment.  Neither this Agreement nor any action taken hereunder shall be construed as giving Awardee any right of continuing employment by the Company.

9.             Notices.  Notices or communications to be made hereunder shall be in writing any shall be delivered in person, by registered mail, by confirmed facsimile or by a reputable overnight courier service to the Company at its principal office or to Awardee at his address contained in the records of the Company.

10.           Governing Law.  This Agreement shall be construed under the laws of the State of Delaware, without regard to conflicts of laws principles.

11.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.  Notwithstanding the foregoing, this Agreement and the Award made hereby shall be subject to the terms of the Plan.  In the event of a conflict between this Agreement and the terms of the Plan, the Plan shall control.

12.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives.  This Agreement is personal to Awardee and may not be assigned by Awardee without the prior consent of the Company.  Any attempted assignment in violation of this Section shall be null and void.

13.           Amendment.  This Agreement may be amended or modified only by a written instrument executed by both the Company and Awardee.

14.           Entire Agreement.  This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements or understandings between the parties hereto, whether written or oral, with respect to the subject matter hereto.  To the extent that there is any conflict between the terms and provisions of this Agreement and any other agreement between Awardee and the Company, the terms and provisions of this Agreement will control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officer to execute this Agreement as of the date first written above.

THE CHILDREN’S PLACE RETAIL STORES, INC.

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:
Susan J. Riley
Executive Vice President

Charles K. Crovitz